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                                                                    EXHIBIT 5(i)
                                                                 APPLICATION FOR
[SAGE LOGO]                                            DEFERRED VARIABLE ANNUITY
SAGE LIFE ASSURANCE OF AMERICA, INC.          Mail to: Sage Life, P.O. Box 3000,
                                             Dept. 5162, Hartford, CT 06150-5162

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                                    1. OWNER
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First                                Middle                                Last

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Residence Street Address

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City                                 State                                  Zip

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Birthdate (Mo/Day/Yr)       [ ] M     [ ] F   [ ] SS#                  [ ] TIN#
                            [ ] Trustee

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Phone                            E-Mail Address

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                           1A. JOINT OWNER (optional)
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Name                                                      Relationship to Owner

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Birthdate (Mo/Day/Yr)       [ ] M     [ ] F   [ ] SS#                  [ ] TIN#

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                      2. ANNUITANT (skip if same as Owner)
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First                                Middle                                Last

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Residence Street Address

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City                                 State                                  Zip

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Birthdate (Mo/Day/Yr)       [ ] M     [ ] F   [ ] SS#                  [ ] TIN#

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Phone                             E-Mail Address          Relationship to Owner

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                             3. PRIMARY BENEFICIARY
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Name(s)                          SS#                    Relationship to Owner %

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                     3A. CONTINGENT BENEFICIARY (optional)
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Name(s)                          SS#                    Relationship to Owner %

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                                4. TYPE OF PLAN
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4a. [ ] Non-Qualified            [ ] Traditional IRA             [ ] Simple IRA
    [ ] Roth IRA                 [ ] Other_________________

4b. If IRA: [ ] Regular            Tax Year ______          Amount $ __________
            [ ] Rollover                                    Amount $ __________
            [ ] Trustee to Trustee Transfer                 Amount $ __________

4c. Optional Riders ____________________________________________________________

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                              5. PURCHASE PAYMENT
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[ ] Check or wire to Sage Life $ ___________________________________________ or
[ ] Estimated Amount of 1035 Exchange $ ____________________________________ or
[ ] Other __________________________________________________________________

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                                 6. REPLACEMENT
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Will the proposed Contract replace any existing annuity or life insurance policy? [ ] No [ ] Yes (If yes, list all companies and policy numbers and attach transfer or exchange form) ___________________________

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                       7. ALLOCATION OF PURCHASE PAYMENT
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                                  - OPTIONAL -

7a.     To Dollar-Cost Averaging:

________% of my payment to be Dollar Cost Averaged to the Asset
        Allocation Model Portfolio selected in 7b, OR to the
        Variable Sub-Accounts in 7c, unless specified otherwise in 8 below.

                            - COMPLETE 7B OR 7C -

7b.     To Asset Allocation Model Portfolios:
_______ % to the Asset Allocation Model Portfolio checked below:

                  [[ ] I [ ] II [ ] III [ ] IV [ ] V [ ] VI ]

                                     - OR -

7c.     To Variable Sub-Accounts:
        [AIM                                   MFS
_____% (203) Capital Development        _____% (503) Total Return
_____% (204) Government Securities      _____% (504) Growth with Income
_____% (205) Growth and Income          _____% (505) High Income
_____% (206) Value                      _____% (506) Research
_____% (207) International Equity       _____% (507) Value
         ALGER                                 MORGAN STANLEY
_____% (303) Income and Growth          _____% (603) Value
_____% (304) MidCap Growth              _____% (604) Mid Cap Value
_____% (305) Small Cap                  _____% (605) Global Equity
         COLONIAL/LIBERTY                      STATE STREET
_____% (403) U.S. Stock                 _____% (703) S&P 500 Index
_____% (404) Growth and Income          _____% (704) Russell 2000 Index
_____% (405) Small Cap Value            _____% (705) EAFE Index
_____% (406) Strategic Income                  T.ROWE PRICE
_____% (407) Newport Tiger              _____% (903) Equity Income
_____% (408) All-Star Equity            _____% (904) Mid-Cap Growth
_____% (409) Global Utilities           _____% (905) Pers Strgy Balanced
         STEINROE                              SAGE ADVISORS
_____% (803) Growth Stock               _____% (002) Money Market]
_____% (804) Special Venture

         To Fixed Sub-Accounts:
_____[% (101) 1 year        _____% (104) 4 year _____% (110) 10 year]
_____ % (102) 2 year        _____% (105) 5 year
_____ % (103) 3 year        _____% (107) 7 year

                                  - OPTIONAL -

[ ] Rebalance my Variable Sub-Account values each calendar quarter.

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                            8. DOLLAR COST AVERAGING
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DCA Account: Check the box below (only one) that you want us to Dollar
Cost Average from.
No. of Months: We will make level monthly transfers from the DCA
Account for the number of months shown below. Transfers from the [Sage Money Market] will be made over a 12-month period, unless you specify otherwise below.
Variable Sub-Accounts: Transfers will be made monthly from the DCA Account to the Asset Allocation Model Portfolio selected in 7b, or to the same Variable Sub-Accounts and in the same %'s as shown in 7c, unless you specify otherwise below.

   DCA Account                 No. of Months      Variable Sub-Accounts
   -----------                 -------------      ---------------------
[ ] [(002) Sage Money Market]  _________         ________%________
[ ] [(111) Fixed - 1 Year]       [12]            ________%________
[ ] [(112) Fixed - 2 Year]       [24]            ________%________
[ ] [(113) Fixed - 3 Year]       [36]            ________%________
[ ] [(114) Fixed - 4 Year]       [48]            ________%________
[ ] [(115) Fixed - 5 Year]       [60]            ________%________

AP-DVAZ-9805
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                      9. AUTHORITY FOR TELEPHONE TRANSFERS
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I acknowledge that neither Sage Life Assurance of America, Inc. ("Sage Life")
nor any representative of Sage Life will be responsible for any claim, loss, liability or expense resulting from a telephone transfer request if we or such representative acted on the telephone request in good faith.
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I wish to have a Personal Identification Number (PIN) issued to me in order to
make telephone transfers.                                       [ ] Yes [ ] No

I _______ (Owner's initials) authorize you to issue a Personal Identification Number (PIN) to my registered representative/agent in order for him/her to make
telephone transfers between Sub-Accounts on my behalf.          [ ] Yes [ ] No
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                              10. SPECIAL REQUESTS
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                         11. AMENDMENTS (H.O. use only)
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COMPANY CORRECTIONS OR ADDITIONS, IF ANY

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                   12. SUITABILITY, AGREEMENT AND SIGNATURES
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SUITABILITY: BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE CURRENT VARIABLE
ANNUITY PROSPECTUS AND UNDERSTAND THAT INCOME PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, MAY INCREASE OR DECREASE, DEPENDING UPON INVESTMENT EXPERIENCE FOR THE CONTRACT AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

AGREEMENT: I agree that my acceptance of the annuity applied for will constitute approval by me of any corrections or additions made in item 11 above. However, I must agree in writing to any changes in: amounts; ages; plan of annuity; and benefits. (Use of "I", "me", and "my" in this application includes multiple Owners, if applicable, and the Annuitant, where Annuitant's consent or other action is required.)

Signed at ________________________________________      On ____________________
                         CITY          STATE                     DATE

X ________________________  X _____________________       X __________________
      APPLICANT/OWNER             JOINT OWNER                 ANNUITANT (IF
                                                            OTHER THAN OWNER)

FLORIDA Notice to Applicants: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
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                              13. AGENT'S REPORT
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Do you have reason to believe that the Contract applied for may replace an
existing annuity or insurance policy?                          [ ] Yes [ ] No

(If yes, list carrier, policy number, whether Section 1035 exchange, and attach State Replacement Form if applicable.)

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Agent's Legal Name (PRINTED) SS#   License Number (Florida only)                    Agency Name/Broker-Dealer/Branch

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Agent's Business Address              Business Phone                                Signature of Agent        Agent's E-Mail Address

Designation: [ ] Program A         [ ] Program B           [ ] Program C Once selected, Program cannot be changed.

AP-DVAZ-9805